SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 25, 2019

AIR INDUSTRIES GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

1460 Fifth Avenue, Bay Shore, New York 11706

Address of principal executive offices

Registrant’s telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AIRI	NYSE American

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 25, 2019, Air Industries Group (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, as applicable. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 16, 2019.

1. Election of Directors. The Company’s stockholders voted to elect the following persons as directors to serve for the following year or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld
Michael N. Taglich	9,585,354	1,170,904
Peter D. Rettaliata	9,124,265	1,631,993
Robert F. Taglich	9,583,876	1,172,382
David J. Buonanno	8,944,474	1,811,784
Robert C. Schroeder	9,095,310	1,660,948
Michael Brand	8,961,733	1,794,525
Michael D. Porcelain	9,093,813	1,662,445

There were 12,985,355 broker non-votes.

2. Approval of an amendment to the Company’s articles of incorporation increasing the number of shares of common stock it is authorized to issue from 50,000,000 to 60,000,000. The results of the voting were 21,737,834 votes for, 1,423,178 votes against and 580,601 abstentions. The votes for and against this proposal include a total of 3,710,983 shares owned by directors voted in proportion to the shares voted in favor of and against this proposal by the other stockholders.

3. Ratification of appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The results of the voting were 23,023,466 votes for, 617,875 votes against and 100,272 abstentions.

4. Adoption of a resolution, on an advisory basis, approving the compensation of the Company’s named executive officers for 2018 as disclosed in its Proxy Statement pursuant to Item 402 of Regulation S-K. The results of the voting were 9,783,121 votes for, 727,931 votes against and 245,206 abstentions. There were 12,985,355 broker non-votes.

5. Adoption of a resolution, on an advisory basis, as to the frequency of a stockholder vote as to future executive compensation. The results of the voting were 5,090,266 votes for a stockholder vote each year, 655,162 votes for a stockholder vote every two years, 4,317,383 votes for a stockholder vote every three years and 693,447 abstentions. There were 12,985,355 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2019

AIR INDUSTRIES GROUP

By:	/s/ Michael E. Recca
Michael E. Recca
Chief Financial Officer